Financial risk management	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial risk management	Financial risk management
Risk management principles and processes

The Group’s activities are exposed to a variety of financial risks. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize the Group’s capital costs by using suitable means of financing and to manage and control the Group’s financial risks effectively. The Group uses financial instruments to hedge certain risk exposures.

The Group’s approach to the identification, assessment and mitigation of risk is carried out by a Risk and Commercial Committee, which focuses on timely and appropriate risk management.

The principal financial risks are related to raw material price, end-product price, exchange rate, interest rate, liquidity and credit risk. This section provides a description of the principal risks and uncertainties that could have a material adverse effect on the Group’s strategy, performance, results of operations and financial condition. These risks do not appear in any particular order of materiality or probability of occurrence.

Argentina currency status and macroeconomic outlook:

The Argentine subsidiaries of the Group operate in an economic context in which main variables have a strong volatility as a consequence of political and economic uncertainties, both in national and international environments. Argentina’s annual inflation rate for the years ended December 31, 2023, 2022 and 2021 was 211.4%, 94.8% and 50.9%, respectively. The Group uses Argentina’s official exchange rate to account for transactions in Argentina, mainly affecting the farming business segment, which as of December 31, 2023, 2022 and 2021 was 808.45, 177.16 and 102.72, respectively, against the U.S. dollar. For the years ended December 31, 2023, 2022 and 2021, Argentina’s official exchange rate against the U.S. dollar increased 356.3%, 72.5% and 22.1%, respectively.

On December 10, 2023, a new government took office with the aim to boost a deregulation of the Argentine economy and other regulations. Certain regulations and/or restrictions have been eased and others remain in force, although it is expected that they will be lifted gradually. However, the scope and timing of the measures, including but not limited to the existing foreign exchange regulations remains uncertain as of the date of these Consolidated Financial Statements.

The Argentine Central Bank under prior administration, had implemented certain measures that control and restrict the ability of companies and individuals to access the foreign exchange market known as MULC (for its acronym in Spanish) for certain transactions. However, the performance of blue-chip swap transactions known as Contado con Liquidacion or CCL (for its acronym in Spanish) was an alternative lawful mechanism. The blue-chip swap transactions are capital markets transactions that could be implemented in different ways, both for the inflow and outflow of funds. . The implicit exchange rate applicable to this type of transactions is higher with respect to the official foreign exchange rate.

The Company is permanently monitoring the evolution of the program to determine the possible impacts that these new measures could have on the Company’s business and financial position.

•Exchange rate risk

The Group’s cash flows, statement of income and statement of financial position are presented in U.S. Dollars and may be affected by fluctuations in exchange rates. Currency risks, as defined by IFRS 7, arise on account of monetary assets and liabilities being denominated in a currency that is not the functional currency.

A significant majority of the Group’s business activities is conducted in the functional currencies of the respective subsidiaries (primarily the Brazilian Reais and the Argentine Peso). However, the Group may transact in currencies other than the respective functional currencies, mainly the U.S. Dollar. As such, these subsidiaries may hold U.S. Dollar denominated monetary balances at each year-end as indicated in the tables below.

The Group’s net financial position exposure to the U.S. Dollar is managed on a case-by-case basis, partly by hedging certain expected cash flows with foreign exchange derivative contracts.

The following tables show the net monetary position of the respective subsidiaries within the Group categorized by functional currency. Non-U.S. Dollar amounts are presented in U.S. Dollars for purpose of these tables.

	2023
	Subsidiaries’ functional currency
Net monetary position (Liability)/ Asset	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Argentine Peso	(70,608)	—	—	(39)	(70,647)
Brazilian Reais	—	(575,933)	—	—	(575,933)
U.S. Dollar	(90,313)	(262,485)	19,226	82,423	(251,149)
Uruguayan Peso	—	—	(2,711)	—	(2,711)
Total	(160,921)	(838,418)	16,515	82,384	(900,440)

	2022
	Subsidiaries’ functional currency
Net monetary position (Liability)/ Asset	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Argentine Peso	(217,659)	—	—	—	(217,659)
Brazilian Reais	—	(481,232)	—	—	(481,232)
U.S. Dollar	(179,319)	(290,366)	22,810	26,745	(420,130)
Uruguayan Peso	—	—	(2,167)	—	(2,167)
Total	(396,978)	(771,598)	20,643	26,745	(1,121,188)

The Group’s analysis shown on the tables below is carried out based on the exposure of each functional currency subsidiary against the U.S. Dollar. The Group estimated that, other factors being constant, a hypothetical 10% appreciation/(depreciation) of the U.S. Dollar against the Brazilian real respective functional currencies for the years ended December 31, 2023 and 2022 or the Uruguayan peso, or a 25% appreciation/(depreciation) of the U.S. Dollar against the Argentine peso. A portion of this effect would have been recognized as other comprehensive income since a portion of the Company’s borrowings was used as cash flow hedge of the foreign exchange rate risk of a portion of its highly probable future sales in U.S. Dollars (see Hedge Accounting - Cash Flow Hedge below for details).

		Functional currency
Net monetary position		Argentine Peso	Brazilian Reais	Uruguayan Peso	Total
2023	U.S. Dollar	(22,578)	(26,249)	1,923	(46,904)
2022	U.S. Dollar	(44,830)	(29,037)	2,281	(71,586)

The tables above only consider the effect of a hypothetical appreciation / depreciation of the U.S. Dollars on the Group’s net financial position. A hypothetical appreciation / depreciation of the U.S. Dollar against the functional currencies of the Group’s subsidiaries has historically had a positive / negative effect, respectively, on the fair value of the Group’s biological assets and the end prices of the Group’s agriculture produce, both of which are generally linked to the U.S. Dollar.

 Hedge Accounting Cash Flow Hedge

The Group formally documents and designates cash flow hedging relationships to hedge the foreign exchange rate risk of a portion of its highly probable future sales in U.S. Dollars using a portion of its borrowings denominated in U.S. Dollars, currency forwards and foreign currency floating-to-fixed interest rate swaps, as needed.

Generally, the principal amounts of long-term borrowings (non-derivative financial instruments) and notional values of foreign currency forward contracts (derivative financial instruments) are designated as hedging instruments. These instruments are exposed to foreign currency risks, mainly Brazilian Reais/U.S. Dollar related to operations in Brazil and Argentine Peso/U.S. Dollar in Argentina related to operations in Argentina. As of December 31, 2023, and 2022, approximately 4% of projected sales within those countries qualify as highly probable forecast transactions for hedge accounting purposes and are designated as hedged items.

The Group prepares formal documentation to support hedge designation, including an explanation of how the designation of the hedging relationship is aligned with the Group’s Risk Management Policy, identification of the hedging instrument, the hedged transactions, the nature of the risk being hedged and an analysis which demonstrates that the hedge is expected to be highly effective. The Group reassesses the prospective and retrospective effectiveness of the hedge on an ongoing basis comparing the foreign currency component of the carrying amount of the hedging instruments and of the highly probable future sales.

Under cash flow hedge accounting, the effect of changes in foreign currency exchange rates on derivative and non-derivative hedging instruments are not immediately recognized in profit or loss but are reclassified from equity to profit or loss in the periods when the future sales occur, thus allowing for a more appropriate presentation of the results for the period reflecting the strategy in the Group’s Risk Management Policy.

Currently, based on the Group’s plans, it is expected that the cash flows will occur and affect profit or loss between 2024 and 2028.

For the year ended December 31, 2023, a pre-tax loss of US$7,319 (US$15,621 pre-tax loss in 2022 and US$ 10,565 loss in 2021) was recognized in other comprehensive income and an amount of US$49,737 loss (US$41,371 loss in 2022 and US$54,650 loss in 2021) was reclassified from equity to profit or loss within “Financial results, net”.

•Raw material price risk

Inflation in the costs of raw materials and goods and services from industry suppliers and manufacturers presents risks to project economics. A significant portion of the Group’s cost structure includes the cost of raw materials primarily seeds, fertilizers and agrochemicals, among others. Prices for these raw materials may vary significantly.

•End-product price risk

Prices for commodity products have historically been cyclical, reflecting overall economic conditions and changes in capacity within the industry, which affect the profitability of entities engaged in the agribusiness industry. The Group combines different actions to minimize price risk. A percentage of crops are to be sold during and post-harvest period. The Group manages minimum and maximum prices for each commodity as well as gross margin per each crop as to decide when and how to sell. End-product price risks are hedged if economically viable and possible by entering into forward contracts with major trading houses or by using derivative financial instruments, consisting mainly of crops and sugar future contracts, but also includes occasionally put and call options. A movement in end-product futures prices would result in a change in the fair value of the end product hedging contracts. These fair value changes, after taxes, are recorded in the consolidated statement of income.

Contract positions are designed to ensure that the Group would receive a defined minimum price for certain quantities of its production. The counterparties to these instruments generally are major financial institutions. In entering into these contracts, the Group has assumed the risk that might arise from the possible inability of counterparties to meet the terms of their contracts. The Group does not expect any material losses as a result of counterparty defaults. The Group is also obliged to pay margin deposits and premiums for these instruments. These estimates represent only the sensitivity of the financial instruments to market risk and not the Group exposure to end product price risks as a whole, since the crops and cattle products sales are not financial instruments within the scope of IFRS 7 disclosure requirements.

Liquidity risk

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature, and that borrowing facilities are not available to meet cash requirements. Failure to manage liquidity risks could have a material impact on the Group’s cash flow and statement of financial position.

Prudent liquidity risk management includes managing the profile of debt maturities and funding sources close oversight of cash flows projections, maintaining sufficient cash, and ensuring the availability of funding from an adequate amount of committed credit facilities and the ability to close out market positions. The Group's ability to fund its existing and prospective debt requirements is managed by maintaining diversified funding sources with adequate available funding lines from high quality lenders; and reaching to have long-term financial facilities.

As of December 31, 2023, cash and cash equivalents of the Group totaled US$339.8 million.

The tables below analyzes the Group’s non-derivative financial liabilities and derivative financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows and as a result they do not reconcile to the amounts disclosed on the statement of financial position except for short-term payables where discounting is not applied.

At December 31, 2023	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 Years	Total
Trade and other payables	163,873	528	82	398	164,881
Borrowings	254,162	83,359	723,250	2,013	1,062,784
Leases Liabilities	69,858	84,059	206,413	233,484	593,814
Derivative financial instruments	169	—	—	—	169
Total	488,062	167,946	929,745	235,895	1,821,648

At December 31, 2022	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 Years	Total
Trade and other payables	197,780	16,843	31	336	214,990
Borrowings	322,923	103,844	772,634	383	1,199,784
Leases Liabilities	67,181	80,986	168,565	185,910	502,642
Derivative financial instruments	2,961	96	—	—	3,057
Total	590,845	201,769	941,230	186,629	1,920,473

•Interest rate risk
The Group’s interest rate risk arises from long-term borrowings at floating rates, which expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk. The interest rate profile of the Group's borrowings is set out in Note 26.

The Group occasionally manages its cash flow interest rate risk exposure by using floating-to-fixed interest rate swaps. Such interest rate swaps have the economic effect of converting borrowings from floating rates to fixed rates.

The following tables show a breakdown of the Group’s fixed-rate and floating-rate borrowings per currency denomination and functional currency of the subsidiary debt holder. These analyses are performed after giving effect to interest rate swaps.

The analysis for the year ended December 31, 2023 and 2022 is as follows:

	2023
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Fixed rate:
Argentine Peso	35,318	—	—	—	35,318
Brazilian Reais	—	14,575	—	—	14,575
U.S. Dollar	36,050	373,939	—	167,088	577,077
Subtotal fixed-rate borrowings	71,368	388,514	—	167,088	626,970
Variable rate:
Argentine Peso	51,460	—	—	—	51,460
Brazilian Reais	—	210,186	—	—	210,186
U.S. Dollar	16,333	—	—	—	16,333
Subtotal variable-rate borrowings	67,793	210,186	—	—	277,979
Total borrowings as per statement of financial position	139,161	598,700	—	167,088	904,949

	2022
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Fixed rate:
Argentine Peso	195,982	—	—	—	195,982
Brazilian Reais	—	4,476	—	—	4,476
U.S. Dollar	62,051	388,350	—	149,884	600,285
Subtotal fixed-rate borrowings	258,033	392,826	—	149,884	800,743
Variable rate:
Brazilian Reais	—	188,801	—	—	188,801
U.S. Dollar	18,096	112	—	—	18,208
Subtotal variable-rate borrowings	18,096	188,913	—	—	207,009
Total borrowings as per statement of financial position	276,129	581,739	—	149,884	1,007,752

For the years ended December 31, 2023 and 2022, if interest rates on floating-rate borrowings had been 1% higher with all other variables held constant, the Group’s Profit before income tax for the years would have decreased as shown below. A 1% decrease in interest rates would have an equal and opposite effect on the income statement.

	2023
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Variable rate:
Argentine peso	(515)	—	—	—	(515)
Brazilian Reais	—	(2,102)	—	—	(2,102)
U.S. Dollar	(163)	—	—	—	(163)
Total effects on profit before income tax	(678)	(2,102)	—	—	(2,780)

	2022
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reias	Uruguayan Peso	U.S. Dollar	Total
Variable rate:
Brazilian Reais	—	(1,888)	—	—	(1,888)
U.S. Dollar	(181)	(1)	—	—	(182)
Total effects on profit before income tax	(181)	(1,889)	—	—	(2,070)

The sensitivity analysis has been determined assuming that the change in interest rates had occurred at the date of the statement of financial position and had been applied to the exposure to interest rate risk for financial instruments in existence at that date. The 100 basis point increase or decrease represents management's assessment of a reasonable possible change in those interest rates, which have the most impact on the Group, specifically the United States and Brazilian rates over the period until the next annual statement of financial position date.

•Credit risk

The Group’s exposure to credit risk mainly arise from the potential non-performance of contractual obligations by the parties, in relation to amounts owed for physical product sales, the use of derivative instruments, and the investment of surplus cash balances. The Group is also exposed to political and economic risk events, which may cause non-payment of foreign currency obligations to the Group.

The Group’s policy is to manage credit exposure to trading counterparties within defined trading limits. All of the Group’s significant counterparties are assigned internal credit limits.

The Group regularly sells to a large base of customers. The type and class of customers may differ depending on the Group’s business segments. For the years ended December 31, 2023 and 2022, more than 73% and 71%, respectively, of the Group’s sales of crops were sold to 30 and 34 well-known customers (both multinational and local) with a good credit history with the Group. In the rice segment 79% and 74% of sales were sold to 90 and 79 well-known customers for the years ended December 31, 2023 and 2022, respectively. In the Sugar, Ethanol and Energy segment, sales of ethanol were concentrated in 122 and 66 customers, which represented 100% of total sales of ethanol for the years ended December 31, 2023 and 2022, respectively. Approximately 79% and 100% of the Group’s sales of sugar were concentrated in 154 and 158 well-known traders for the years ended December 31, 2023 and 2022, respectively. For the years ended December 31, 2023 and 2022, 100% and 94% of energy sales were concentrated in 73 and 59 major customers, respectively. In the dairy segment, 54% and 62% of the sales were concentrated in 59 and 53 well-known customers for the years ended December 31, 2023 and 2022, respectively.

No credit limits were exceeded during the reporting periods and management does not expect any losses from non-performance by these counterparties. If any of the Group’s customers are independently rated, these ratings are used. Otherwise, the Group assesses the credit quality of the customer taking into account its financial position, past experience and other factors (see Note 17 for details). The Group may seek cash collateral, letter of credit or parent company guarantees, as considered appropriate. Sales to customers are primarily made by credit with customary payment terms. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in the statement of financial position after deducting any impairment allowance. The Group’s exposure of credit risk arising from trade receivables is set out in Note 18.

The Group is exposed to counterparty credit risk on cash and cash equivalent balances. The Group holds cash on deposit with a number of financial institutions. The Group manages its credit risk exposure by limiting individual deposits to clearly defined limits. The Group only deposits with high quality banks and financial institutions. As of December 31, 2023 and 2022, the total amount of cash and cash equivalents mainly comprise cash in banks and short-term bank deposits. The Group is authorized to transact with banks rated “BBB+” or higher. As of both December 31, 2023 and 2022, 5 banks (primarily Credit Agricole, Banco Itaú, Banco Galicia, Portfolio Personal Inversiones and FCI) accounted for more than 80% and 86%, respectively, of the total cash deposited. The remaining amount of cash and cash equivalents relates to cash in hand. Additionally, during the year ended December 31, 2023, the Group invested in fixed-term bank deposits with mainly two banks (Banco do Brasil and Itaú), treasury bills and also entered into derivative contracts (currency forward). The Group’s exposure of credit risk arising from cash and cash equivalents is set out in Note 20.

The Group’s primary objective for holding derivative financial instruments is to manage currency exchange rate risk, interest rate risk and commodity price risk. The Group generally enters into derivative transactions with high-credit-quality counterparties and, by policy, limits the amount of credit exposure to any one counterparty based on an analysis of that counterparty's relative credit standing. The amounts subject to credit risk related to derivative instruments are generally limited to the amounts, if any, by which counterparty's obligations exceed the obligations with that counterparty.

The Group also entered into crop commodity futures traded in the established trading markets of Argentina and Brazil through well-rated brokers. Management does not expect any counterparty to fail to meet its obligations.

•Capital risk management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, it may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or buy own shares or sell assets to reduce debt. Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as total debt (including current and non-current borrowings as shown in the consolidated statement of financial position, if applicable) divided by total capital. Total capital is calculated as equity, as shown in the consolidated statement of financial position, plus total borrowings. During the year ended December 31, 2023, the strategy was to maintain the gearing ratio within 0.40 to 0.60, as follows:

	2023	2022
Total borrowings	904,949	1,007,752
Total equity	1,265,648	1,163,643
Total capital	2,170,597	2,171,395
Gearing ratio	0.42	0.46

•Derivative financial instruments

As part of its business operations, the Group may uses a variety of derivative financial instruments to manage its exposure to the financial risks discussed above. As part of its strategy, the Group may enter into derivatives of (i) interest rate to manage the composition of floating and fixed rate debt; (ii) currency to manage exchange rate risk, and (iii) crop (future contracts and put and call options) to manage its exposure to price volatility stemming from its integrated crop production activities. The Group’s policy is not to use derivatives for speculative purposes.

Derivative financial instruments involve, to a varying degree, elements of market and credit risk not recognized in the financial statements. The market risk associated with these instruments resulting from price movements is expected to offset the market risk of the underlying transactions, assets and liabilities, being hedged. The counterparties to the agreements relating to the Group’s contracts generally are large institutions with credit ratings equal to or higher than BBB+. The Group continually monitors the credit rating of such counterparties and seeks to limit its financial exposure to any one financial institution. While the contract or notional amounts of derivative financial instruments provide one measure of the volume of these transactions, they do not represent the amount of the Group’s exposure to credit risk. The amounts potentially subject to credit risk (arising from the possible inability of counterparties to meet the terms of their contracts) are generally limited to the amounts, if any, by which the counterparties’ obligations under the contracts exceed the Group’s obligations to the counterparties.

The following tables show the outstanding positions for each type of derivative contract as of the date of each statement of financial position:

▪ Futures / options

As of December 31, 2023:

	2023
Type of derivative contract	Quantities (thousands) (**)	Notional amount	Fair Value Asset/ (Liability)	(Loss)/Gain (*)
Futures:
Sale
Soybean	3	518	(9)	(9)
Wheat	2	537	(12)	(12)
Sugar	157	79,404	8,678	8,586
OTC:
Sugar	112	55,696	5,141	5,250
Total	274	136,155	13,798	13,815
 As of December 31, 2022:

	2022
Type of derivative contract	Quantities (thousands) (**)	Notional amount	Fair Value Asset/ (Liability)	(Loss)/Gain (*)
Futures:
Sale
Corn	5	992	(193)	(193)
Soybean	34	12,696	(1,081)	(1,085)
Wheat	9	2,956	111	115
Sugar	99	3,437	(1,526)	(1,778)
Total	147	20,081	(2,689)	(2,941)
(*) Included in the line item “gain / (loss) from commodity derivative financial instruments” of Note 8.
(**) All quantities expressed either in tons or cubic meters, as applicable.
Commodity future contract fair values are computed with reference to quoted market prices on future exchanges.

▪Floating-to-fixed interest rate swaps

In April 2022, one of the Group's subsidiaries in Brazil, Usina Monte Alegre (“UMA”) entered into a R$ 20 million loan with Itaú BBA. The loan bears interest at a fixed rate of 13.23% p.a. Concurrently, UMA entered into a swap agreement, to effectively convert the fixed-interest-rate loan into a variable-interest-rate loan denominated in CDI (an interbank floating interest rate in Reais), plus a fixed rate of 1.29%. The swap matures on March 24, 2024, mirroring the loan’s maturity date, and resulted in a recognition of non-significant losses in 2023.
In December 2020, one of the Group's subsidiaries in Brazil, Adecoagro Vale do Ivinhema entered into an interest rate swap agreement with Itaú BBA for  an aggregate amount of US$400 million. Pursuant to this agreement, Adecoagro Vale do Ivinhema receives IPCA (Extended National Consumer Price Index) plus 4.24% per year and pays CDI (an interbank floating interest rate in Reais) plus 1.85% per year. This swap agreement expires semiannually until December, 2026. This agreement resulted in a recognition of a gain of US$4.2 million in 2023 and a loss of US$2.2 million in 2022.

▪Currency forward

The Group entered into several currency forward contracts with Brazilian banks, in order to hedge the fluctuation of the Brazilian Reais against the U.S. Dollar, for a total aggregate amount of US$ 3 million. The currency forward contracts maturity date is between January and April 2024. It resulted in the recognition of non-significant losses in 2023.

Also, the Group entered into several currency forward contracts to hedge the fluctuation of the U.S. Dollar against the Euro for a total notional amount of US$ 0.8 million. The currency forward contracts maturity date is June 2024 and resulted in the recognition of non-significant losses in 2023.

Gains and losses on currency forward contracts are included within “Financial results, net” in the statement of income.